PRELIMINARY PROXY MATERIALS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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PRELIMINARY PROXY MATERIALS

PAYSON TOTAL RETURN FUND
A Series of Forum Funds

190 Middle Street

Portland, Maine 04101

[July 31, 2025]

Dear Shareholder,

The Board of Trustees (the “Board”) of Forum Funds (the “Trust”) has called a special meeting (the “Meeting”) of shareholders of the Payson Total Return Fund (the “Fund”), a series of the Trust, to vote on two important proposals affecting the Fund, as described below. The Meeting is scheduled to be held at the offices of Atlantic Fund Administration, LLC d/b/a/ Apex Fund Services, the Fund’s administrator, 190 Middle Street, Portland, Maine 04101, on September 23, 2025, at 10:00 a.m., Eastern Time.

H.M. Payson & Co. (“Payson”) has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between Payson and the Trust, on behalf of the Fund, dated December 18, 1995, as amended August 28, 2003 (the “Original Agreement”). On December 2, 2024, Payson entered into an asset purchase agreement with Corient Private Wealth LLC (“Corient”), a subsidiary of CI Financial Corp. (“CI Financial”), whereby Corient will acquire all of the assets and liabilities of Payson (the “Transaction”), resulting in the automatic termination of the Original Agreement under applicable federal securities laws. The Transaction is expected to close on or about [August 31, 2025] (“Closing”).

Upon the Closing, it is anticipated that the Fund’s portfolio managers will become dual employees of Corient and its affiliated registered investment adviser, Segall Bryant & Hamill, LLC (“SBH”). CI Financial, the indirect parent of Corient and SBH, is a diversified global asset and wealth management company operating primarily in Canada, the United States and Australia, and is a publicly listed company on the Toronto Stock Exchange. On November 24, 2024, CI Financial entered into an agreement with Accelerate Holdings Corp. (“Accelerate”), a company ultimately controlled by Mubadala Capital, whereby Accelerate will acquire CI Financial (the “Mubadala Transaction”). The completion of the Mubadala Transaction is expected to occur in the third calendar quarter of 2025, in advance of the Closing of Corient’s acquisition of Payson, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances.

To provide for continuity of management for the Fund following the Transaction, on June 24, 2025, the Board approved the termination of the Original Agreement, effective immediately prior to the Closing. On the same date, the Board appointed SBH as the Fund’s investment adviser pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and SBH (the “Interim Agreement”), effective upon the Closing. In addition, the Board approved for submission to shareholders a new investment advisory agreement between the Trust, on behalf of the Fund, and SBH (“New Agreement”). The Interim Agreement will become effective upon the Closing. The Interim Agreement allows SBH to serve as the investment adviser to the Fund under terms identical to those applicable to Payson under the Original Agreement, except that the termination provision in the Interim Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Agreement terminates, and (ii) the date that the Fund’s shareholders approve the New Agreement.

Proposal 1 in this proxy statement seeks your approval, as a shareholder of the Fund, of the New Agreement. Although the Interim Agreement does not require shareholder approval, in order for SBH to serve as the Fund’s investment adviser after the termination of the Interim Agreement, the New Agreement must be approved by the Fund’s shareholders. The material terms of the New Agreement are similar to those of the Original Agreement, including the investment advisory fee rate paid by the Fund thereunder, except that the New Agreement includes a new indemnification provision in favor of the Fund.

Proposal 2 in the proxy statement relates to the Fund’s fundamental policy on portfolio diversification. Historically, the Fund has been “diversified,” which means that it has been limited in its ability to invest in a single issuer or a small group of issuers. Payson believes that, going forward, being “non-diversified” would be more beneficial to the Fund. To change the Fund’s diversification status, shareholder approval is required. Your approval for such a change is sought because, among other reasons, market conditions have given rise to certain mega-cap issuers and being non-diversified would provide the Fund with greater flexibility to invest in such issuers to the full extent that the Fund’s investment adviser believes it is in the Fund’s best interests to do so. You should be aware that, due to the potential for having a more concentrated portfolio, a non-diversified fund may present a heightened degree of investment risk as compared to a diversified fund.

You are entitled to vote at the Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to attend the Meeting in person, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Fund has approved the New Agreement and the reclassification of the diversification status for the Fund and recommends that you vote “FOR” both proposals. If you have any questions regarding the issues to be voted on, please do not hesitate to call our proxy solicitation firm, Okapi Partners LLC, toll free at (877) 279-2311.

Your vote is important, no matter how many shares you own. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Important information to help you understand and vote on the proposals” to vote by phone or Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Zachary Tackett
President
Forum Funds

PAYSON TOTAL RETURN FUND

A Series of Forum Funds

190 Middle Street

Portland, Maine 04101

(207) 347-2000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 23, 2025

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of the Payson Total Return Fund (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of the Fund’s administrator, Apex Fund Services, 190 Middle Street, Portland, Maine 04101 on September 23, 2025 at 10:00 a.m., Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of the Fund to consider and act upon the following proposals:

PROPOSAL 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC (“SBH”) (the “New Agreement”).

PROPOSAL 2:	To approve a change in the Fund’s diversification classification from diversified to non-diversified.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust recommends that you vote in favor of the proposals.

Shareholders of record at the close of business on July 28, 2025, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [July 31, 2025], to such shareholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2025. This Notice of Special Meeting of Shareholders and the Proxy Statement are available on the Internet at [www.OkapiVote.com/Forum.] On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees of Forum Funds

Zachary R. Tackett
President
Forum Funds
[July 31, 2025]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, whether or not you expect to be present at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, or vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card. If you attend the Meeting, you may revoke your proxy and vote your shares at the Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BY GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSALS DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. If your vote is not received promptly, you may receive a call from a representative of the Fund’s proxy solicitor, Okapi Partners LLC, or from H.M. Payson & Co.

Please ensure proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards. Otherwise, they will not be voted and will not be counted as present at the Meeting.

Payson Total Return Fund

A series of Forum Funds

190 Middle Street

Portland, Maine 04101

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 23, 2025

INTRODUCTION

This Proxy Statement is furnished on behalf of the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) in connection with the solicitation of proxies for the special meeting of shareholders of the Payson Total Return Fund (the “Fund”) to be held at the offices of the Fund’s administrator, Apex Fund Services, 190 Middle Street, Portland, Maine 04101, on September 23, 2025 at 10:00 a.m., Eastern Time (together with any postponements or adjournments thereof, the “Meeting”).

The purpose of the Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC (“SBH”); (ii) a change in the Fund’s classification from diversified to non-diversified; and (iii) to transact such other business as may be properly brought before the Meeting.

Shareholders of record at the close of business on July 28, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [July 31, 2025].

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on September 23, 2025:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at [www.OkapiVote.com/Forum.]

Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please contact the Fund at (800) 805-8258.

For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2025, or the most recent semi-annual report, please contact the Trust at (800) 805-8258 or write to the Fund, c/o Apex Fund Services, P.O. Box 588, Portland, Maine 04112. The Fund will provide a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to the requesting shareholder by first class mail, or other means designed to assure prompt delivery, within three business days of the request.

QUESTIONS AND ANSWERS: Important Information to Help You Understand and Vote on the Proposal

Question:	What is this document, and why did you send it to me?

Answer:	This document is a proxy statement. We are sending this document to you so you can vote on two important proposals by the Fund.

First, we are seeking your approval of the proposed investment advisory agreement (the “New Agreement”) between Trust, on behalf of the Payson Total Return Fund (“Fund”), and Segall Bryant & Hamill, LLC (“SBH”) (“Proposal 1”). Approval of Proposal 1 will enable SBH to serve as the investment adviser for the Fund going forward. Until now, the Fund has been managed by H.M. Payson & Co (“Payson”), but due to the Transactions (described below), SBH is proposed to manage the Fund going forward.

Second, we are asking for your approval to reclassify the Fund from diversified to non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”) by changing the Fund’s fundamental policy regarding diversification (“Proposal 2” and together with Proposal 1, the “Proposals”). This document includes the Notice of Special Meeting of Shareholders, a proxy statement, and a proxy card that may be used to cast your vote.

Question:	What am I being asked to vote on?

Answer:	You are being asked to approve the New Agreement and the reclassification of the Fund from diversified to non-diversified under the 1940 Act.

Proposal 1 seeks your approval of the New Agreement for the Fund to ensure that SBH can provide the Fund with the same investment management services that have been provided by Payson since the Fund’s inception. On or about [August 31, 2025] (“Closing”), Payson anticipates completing a strategic transaction with Corient Private Wealth LLC (“Corient”), an affiliate of SBH, whereby Corient will acquire all of the assets and liabilities of Payson (the “Transaction”). The Transaction is expected to cause the assignment and automatic termination of the investment advisory agreement dated December 18, 1995, as amended August 28, 2003 (the “Original Agreement”) between Payson and the Trust, on behalf of the Fund. You are being asked to approve the New Agreement because the 1940 Act, with certain exceptions, requires that shareholders of the Fund approve any new investment advisory agreement for the Fund. The material terms of the New Agreement are similar to those of the Original Agreement, including the investment advisory fee rate thereunder, except that the New Agreement includes a new indemnification provision in favor of the Fund.

Proposal 2 seeks your approval to reclassify the Fund from diversified to non-diversified under the 1940 Act. As a diversified fund, the Fund is limited in the percentage of Fund assets that can be invested in the securities of any single issuer or small number of issuers. If Proposal 2 is approved, the Fund would be permitted to invest a larger percentage of its assets in the securities of a single issuer or a small number of issuers. Payson believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because it will provide the Fund’s portfolio managers with increased investment flexibility to implement the Fund’s principal investment strategies.

Question:	How will my approval of the Proposals affect the management and operation of the Fund?

Answer:	Approval of Proposal 1 will result in SBH managing the Fund in substantially the same manner as Payson has managed the Fund since its inception. The investment personnel at SBH will be the same investment personnel that managed the Fund before the Transactions as employees of Payson. Payson has advised the Board that there will be no change in the Fund’s portfolio managers as a result of the Transaction, subject to any changes made based on shareholder approval of Proposal 2.

Approval of Proposal 2 will result in the Fund being reclassified as a non-diversified fund under the 1940 Act. As a non-diversified fund, the Fund’s portfolio managers will be permitted to invest a larger percentage of the Fund’s assets in the securities of a single issuer or a small number of issuers. If Proposal 2 is approved, the Fund will begin operating as a non-diversified fund immediately thereafter. Payson or SBH, however, will only change the Fund’s portfolio holdings if doing so is in the Fund’s best interest and consistent with the Fund’s investment objective and principal investment strategies.

Question:	How will my approval of the Proposals affect the fees and expenses of the Fund?

Answer:	Approval of the Proposals is not expected to have any impact on the fees or expenses the Fund.

Question:	What is the difference between diversified funds and non-diversified funds?

Answer:	Under the 1940 Act, a fund must be classified as either diversified or non-diversified. At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is not subject to these limits. As a result, a non-diversified fund may invest a greater percentage of its assets in the securities of a single issuer or in a small number of issuers. The Fund is currently classified as a diversified fund under the 1940 Act and is seeking shareholder approval to change its classification to non-diversified. Payson believes that the Fund’s reclassification as non-diversified will provide it with more flexibility to pursue the current investment strategy, and that such reclassification will benefit the Fund and its shareholders.

Question:	Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?

Answer:	Yes, if Proposal 2 is approved for the Fund, the Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to a regulated investment company (“RIC”). To qualify as a RIC, among other requirements, a Fund must limit its investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund’s total assets may be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Question:	Will the Fund’s risk profile increase if it is reclassified as non-diversified under the 1940 Act?

Answer:	Yes. A non-diversified fund may present a heightened degree of investment risk as compared to a diversified fund due to its ability to invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers. As a result, underperformance by such a single issuer or small number of issuers may more adversely impact the Fund than if the Fund were more diversified.

Question:	Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

Answer:	The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by Payson, the Fund’s current investment adviser.

Question:	How does the Trust’s Board of Trustees recommend that I vote?

Answer:	After careful consideration, the Board recommends that shareholders vote FOR the Proposals.

Question:	Who is eligible to vote?

Answer:	Any person who owned shares of the Fund on the Record Date, which is July 28, 2025, is eligible to vote on the Proposals (even if that person has since sold those shares).

Question:	What vote is required to approve the Proposals?

Answer:	Approval of each Proposal requires the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (i) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	What is the recommendation of the Board?

Answer	For the reasons discussed in detail below, the Board recommends that shareholders vote FOR the Proposals.

Question:	How do I place my vote?

Answer:	You can vote by –

●	By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;
●	By Telephone: Call the number printed on the enclosed proxy card;
●	By Internet: Access the website address printed on the enclosed proxy card; or
●	In Person: Attend the Meeting as described in the Proxy Statement. Please let us know of your intended attendance by calling Okapi Partners LLC toll-free at (877) 279-2311

Question:	What will happen if there are not enough votes to approve the Proposals?

Answer:	In the event a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. One or more adjournments of the Meeting may be made without notice other than an announcement at the Meeting. Any adjournment of the Meeting must be held within a reasonable time after the date set for the Meeting. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

Neither Proposal is contingent on the approval of the other Proposal. If Proposal 1 is not approved within 150 days following the effective date of the Interim Agreement (i.e., [August 31, 2025]), the Board will consider what action to take, taking into account the best interests of shareholders, which may include making other advisory arrangements or liquidating the Fund.

Question:	Whom do I call if I have questions?

Answer:	If you have any questions about the Proposals or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at (877) 279-2311. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (Eastern Time).

PROPOSAL 1:

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND SEGALL BRYANT & HAMILL, LLC

Background Information

H.M. Payson & Co. (“Payson”), One Portland Square, Portland, ME 04101, served as the investment adviser of the Payson Total Return Fund (the “Fund”), a series of Forum Funds (the “Trust”), from its inception on November 25, 1991 until [August 31, 2025], pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Payson (the “Original Agreement”).

The Original Agreement has been approved by the Board of Trustees of the Trust (the “Board”). By its terms, the Original Agreement remained in effect for an initial two-year term from the date of its effectiveness and thereafter for successive annual periods, as such continuance was specifically approved at least annually by the Board and by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) (the “Independent Trustees”). The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on June 24, 2025.

For the fiscal year ended March 31, 2025, the fee paid by the Fund to Payson under the Original Agreement was approximately $1,717,724, which was 0.60% of the average daily net assets of the Fund.

Until the Closing (as defined below), Payson will remain a privately owned company controlled by its managing members. On December 2, 2024, Payson entered into an asset purchase agreement with Corient Private Wealth LLC (“Corient”), a subsidiary of CI Financial Corp. (“CI Financial”), whereby Corient will acquire all of the assets and liabilities of Payson (the “Transaction”). The Transaction is expected to close effective as of [August 31, 2025] (the “Closing”) and to cause the automatic termination of the Original Agreement under applicable federal securities laws.

Upon the Closing, it is anticipated that the Fund’s portfolio managers will become dual employees of Corient and its affiliated registered investment adviser, Segall Bryant & Hamill, LLC (“SBH”). CI Financial, the ultimate parent of Corient and SBH, is a diversified global asset and wealth management company operating primarily in Canada, the United States, and Australia, and is a publicly listed company on the Toronto Stock Exchange. On November 24, 2024, CI Financial entered into an agreement with Accelerate Holdings Corp. (“Accelerate”), a company ultimately controlled by Mubadala Capital, whereby Accelerate will acquire CI Financial (the “Mubadala Transaction”). The completion of the Mubadala Transaction is expected to occur in the third calendar quarter of 2025, in advance of the Closing of Corient’s acquisition of Payson, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances. Mubadala Capital is an independent subsidiary of Mubadala Investment Company, a $302 billion USD global sovereign investor headquartered in Abu Dhabi, UAE. Mubadala Capital is a global alternative asset manager that oversees $24 billion USD of assets under management.

Corient’s primary business is wealth management and, as a result, current Payson employees that are expected to join Corient following the closing will provide wealth management services to their existing clients as personnel of Corient. By contrast, SBH, Corient’s affiliate, provides asset management services, including by acting as investment adviser to registered investment companies. To align with the existing business structure that Corient and SBH employ, it is anticipated that certain employees of Payson, including those who currently provide services to the Fund, will become “dual employees” of Corient and SBH following the transaction and will provide services to the Fund pursuant to the New Agreement with SBH.

SBH acts as investment adviser to other registered investment companies having a similar investment objective to that of the Fund, as set forth below. Specifically, the following registered investment companies employ investment strategies focused primarily on investments in mid- to large-capitalization companies, similar to the Fund:

Name of investment vehicle	Assets under management (as of March 31, 2025)	Advisory fee rate
SBH Select Equity ETF	$233 million	0.55%(1)
SBH All Cap Fund	$91 million	0.65%(2)
Barrett Growth Fund	$25 million	0.65%(3)
Barret Opportunity Fund	$22 million	0.65%(3)

(1)	SBH has contractually agreed until at least April 30, 2026 to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the fund’s Financial Highlights will be no more than 0.65%. This agreement may not be terminated or modified by SBH prior to the termination date without the approval of the fund’s board of trustees.

(2)	SBH has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the fund’s Financial Highlights will be no more than 0.99% and 0.84% to the fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by SBH prior to the termination date without the approval of the fund’s board of trustees.

(3)	SBH has contractually agreed until at least April 30, 2026, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by SBH prior to the termination date without the approval of the fund’s board of trustees.

Rule 15a-4 under the Investment Company Act of 1940, as amended (“1940 Act”), permits a fund to enter into an interim advisory agreement with an adviser to manage it, subject to board (but not shareholder) approval. An interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement. In anticipation of Payson’s change in control, and to provide for continuity of management, at a meeting held on June 24, 2025, the Board appointed SBH to serve as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and SBH (the “Interim Agreement”), effective upon the close of the Transaction and termination of the Original Agreement. The terms of the Interim Agreement, including the advisory fee to be paid to SBH thereunder, are the same in all material respects to those of the Original Agreement, except for the effective date and duration of the Interim Agreement. The Interim Agreement provides for a termination date no later than 150 days from the date of its effectiveness (i.e., [August 31, 2025]) or upon approval of a new investment advisory agreement with SBH by the Fund’s shareholders, whichever is earlier. The Interim Agreement may also be terminated at any time, without the payment of any penalty (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 10 days’ written notice to SBH or (ii) by SBH on 60 days’ written notice to the Trust.

At a meeting of the Board held on June 24, 2025, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and SBH (the “New Agreement”), subject to approval by the Fund’s shareholders. As discussed in detail immediately below, the terms of the New Agreement and services to be provided thereunder are substantially the same as those provided under the Original Agreement, except that the New Agreement also includes a new indemnification provision in favor of the Fund. The annualized advisory fee rate payable by the Fund under the New Agreement is the same as the advisory fee rate payable by the Fund under the Original Agreement. Further, the same portfolio managers from Payson who currently manage the Fund under the Original Agreement – namely, Peter E. Robbins, Benjamin Michaud, Noah Petrucci, and Jeffrey Soules – will continue to manage the Fund under the New Agreement as dual employees of Corient and SBH.

The New Agreement

At a meeting held on June 24, 2025, the Board, including the Independent Trustees, approved the New Agreement, subject to the approval of Fund shareholders. Under the New Agreement, the Trust will engage SBH, subject to the general supervision of the Board, and SBH will manage the investment and reinvestment of the assets of the Fund. The annualized advisory fee rate payable to SBH by the Fund under the New Agreement is 0.60% of the average daily net assets of the Fund, which was the advisory fee rate payable to Payson by the Fund under the Original Agreement.

Like the Original Agreement, the New Agreement requires SBH, among other things, to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets of the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)	maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

Consistent with the Original Agreement, the New Agreement permits SBH to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement, like the Original Agreement, also provides that SBH will not be liable to the Trust or the Fund for mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of SBH’s duties or obligations under the New Agreement or by reason of SBH’s reckless disregard of its duties and obligations under the New Agreement. In addition, under the New Agreement, SBH has agreed to indemnify and hold harmless the Trust, the Fund, and their respective employees, agents, trustees, and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of, or in any way related to, (i) any breach of SBH’s obligations under the New Agreement, (ii) any acts or failures to act of SBH for which SBH would be liable under the New Agreement, (iii) any breach of a representation or warranty of SBH set forth in the New Agreement, and (iv) claims or demands by any employee, agent, trustee, member or manager of SBH in their capacity as such. Neither the Trustees nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement. Under the New Agreement, SBH agrees that, in asserting any rights or claims thereunder, it will look only to the assets and property of the Trust or the Fund, respectively, in settlement of such rights or claims and not to the Trustees of the Trust or the shareholders of the Fund.

The New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one-year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders and, in either case, by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, (i) by the Board or by a vote of holders of a majority of the voting securities of the Fund on 60 days’ written notice to SBH or (ii) by SBH on 60 days’ written notice to the Trust. In addition, the New Agreement may be terminated without notice by the Board if the Board determines, in its discretion and having due regard to the protection of investors, that the services being rendered by SBH under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected from an investment adviser registered under the Investment Advisers Act of 1940, as amended. The New Agreement will terminate in the event of its assignment. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and SBH, and, if required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund.

The Board recommends that you vote FOR the approval of the New Agreement.

The form of New Agreement is attached hereto as Exhibit A. You are urged to review the New Agreement in its entirety.

Considerations of the Board of Trustees

At a meeting held on June 24, 2025, the Board, including the Independent Trustees, considered the approval of the New Agreement. The New Agreement was considered in connection with the anticipated termination of the Original Agreement due to the sale by Payson of all of its assets and liabilities to Corient, an affiliate of SBH.

In preparation for its deliberations regarding the New Agreement, the Board requested and reviewed written responses from each of Payson and SBH to due diligence questionnaires circulated on the Board’s behalf concerning the Transaction and the management of the Fund following the Transaction. In addition, the Board considered information provided by Payson at regularly scheduled meetings during the past year, including presentations from both Payson and SBH at a meeting held on December 17, 2024. The Board noted that the Original Agreement was most recently renewed for a one-year term earlier during the June 24, 2025 meeting of the Board and that Payson represented that the information provided in support of the renewal of the Original Agreement, concerning personnel, operations, financial condition, and services to be provided to the Fund, remains unchanged or will be enhanced by the Transaction.

The Board discussed the materials provided with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”). The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreement. During its deliberations, the Board received an oral presentation from senior representatives of Payson and was assisted by the advice of Independent Trustee counsel.

At the meeting, the Board discussed, among other things, the terms of the Transaction and the New Agreement. In connection with the Board’s approval of the New Agreement, the Board considered, among others, the following factors, but did not identify any single factor as being of paramount importance:

(1)	Assurances from Payson and SBH that the manner in which the Fund is managed will not change, subject to any changes made based on shareholder approval of Proposal 2, that the portfolio managers who currently manage the Fund will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality, and extent of services provided to the Fund;

(2)	That the advisory fee rate under the New Agreement will be identical to the advisory fee rate under the Original Agreement;

(3)	Neither the Fund nor its shareholders will bear any costs relating to the Transaction;

(4)	Information and representations provided by Payson regarding the Transaction; and

(5)	Other factors described in greater detail below.

Nature, Extent and Quality of Services

The Board noted that the Original Agreement was most recently renewed for another one-year term at the June meeting, at which time the Board evaluated the nature, extent and quality of services provided to the Fund. The Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Payson who, under the Original Agreement have, and under the New Agreement would continue to have (as dual employees of Corient and SBH), principal responsibility for the Fund’s investments. The Board also considered the investment philosophy and decision-making process of those individuals and the capability and integrity of such management and staff.

The Board considered the adequacy of SBH’s resources and noted Payson’s representations that the Transaction is expected to advance its strategic growth initiatives. The Board acknowledged SBH’s representation that it has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. In this regard, among other considerations, the Board noted that certain key members of Payson, including those responsible for the overall direction and day-to-day management of the firm, will become dual employees of SBH and its affiliate, Corient, and that the Fund will be managed in substantially the same manner subject to any changes made based on shareholder approval of Proposal 2, following the Transaction. Based on the presentation and the materials provided by Payson and SBH in connection with the Board’s consideration of the approval of the New Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the New Agreement.

Performance

The Board considered information provided by Payson regarding the Fund’s performance, including information presented at the June 2025 meeting. The Board reviewed the performance of the Fund over the one-, three-, five-, and 10-year periods ended March 31, 2025, and for the period since the Fund’s inception through March 31, 2025, compared to its benchmark index, the S&P 500 Index. The Board also considered the Fund’s performance over the one-, three-, five-, and 10-year periods ended March 31, 2025, relative to an independent peer group of funds identified by Strategic Insight, Inc. (“Strategic Insight”) as having characteristics similar to the Fund. The Board considered that the Fund performed relatively in line with the benchmark index over the five- and 10-year periods ended March 31, 2025. The Board also considered the Fund’s underperformance relative to the benchmark index and Strategic Insight peer group over the one- and three-year periods ended March 31, 2025, noting that it could be attributed, at least in part, to sector allocations in Financials and Industrials. The Board also considered Payson’s explanation that the Fund’s outperformance relative to the Strategic Insight peer group over the five- and 10-year periods ended March 31, 2025, could be attributed to Payson’s security selection process, which focuses on companies that are sustaining above-average margins while deploying capital to the benefit of the shareholders. Based on the foregoing, including Payson’s representations regarding the Fund’s performance and other applicable considerations, the Board determined that the Fund and its shareholders could benefit from SBH’s management of the Fund under the New Agreement because key personnel at Payson would become employees of SBH and continue to manage the Fund in substantially the same manner as it is currently managed by Payson, subject to any changes made based on shareholder approval of Proposal 2.

Compensation

The Board evaluated SBH’s proposed compensation under the New Agreement for providing advisory services to the Fund and analyzed comparative information on net advisory fee rates and net total expense ratios of the Strategic Insight peers, as presented at the June meeting. The Board considered that, due in part to the terms of the Original Agreement, the Fund’s net advisory fee rate and net expense ratio are lower than the median of the Fund’s Strategic Insight peer group. The Board recognized that the advisory fee rate under the New Agreement will be identical to the advisory fee rate under the Original Agreement. Based on the foregoing and other applicable considerations, the Board concluded that advisory fee rate to be charged to the Fund under the New Agreement would be reasonable.

Cost of Services and Profitability

The Board considered information provided by Payson at the June 2025 meeting regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered Payson’s resources devoted to the Fund, as well as its discussion of the costs and profitability of its mutual fund operations. The Board considered Payson’s representation that it does not assess the profitability of its relationship with the Fund separately, though administrative and compliance costs attributable to the Fund were believed to have increased in recent years relative to its other advisory clients. Based on applicable considerations, including financial statements from Payson indicating its profitability and expenses from overall mutual fund operations and a representation from Payson that the Fund required significantly more attention and resources than the other clients, the Board concluded that the anticipated costs of services and anticipated profits attributable to management of the Fund under the New Agreement would be reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio, giving effect to the contractual expense cap. The Board also considered Payson’s representation that the Fund could potentially benefit from economies of scale if its assets were to increase but that, in light of the Fund’s current asset level, Payson and SBH were not proposing breakpoints in the advisory fee at this time. Based on the foregoing and other applicable considerations, including the size of the Fund, the Board concluded that the advisory fee rate remained reasonable in light of the current information provided to the Board with respect to economies of scale and that the information presented was consistent with the approval of the New Agreement at current fee levels.

Other Benefits

The Board noted Payson’s representation that, aside from its contractual advisory fees, it does not benefit and does not expect SBH to benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits to be received by SBH and its affiliates from SBH’s relationship with the Fund were not a material factor to consider in approving the New Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the New Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement (i.e., [August 31, 2025]), the Board will take such action as it deems in the best interests of the Fund’s shareholders.

Other Legal Considerations under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for, among other transactions, those pursuant to which an investment adviser sells an advisory agreement. Under Section 15(f), a fund’s investment adviser, or any affiliated person thereof, is permitted to receive any amount or benefit in connection with such a transaction, provided that two conditions are satisfied.

The first condition of Section 15(f) specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board and Payson are not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund.

The second condition of Section 15(f) specifies that, during the three-year period immediately following consummation of a transaction, at least 75% of the relevant fund’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act). Here, the Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote FOR the Proposal.

PROPOSAL 2:

APPROVAL OF CHANGE TO THE FUND’S DIVERSIFICATION STATUS

As a diversified fund under the 1940 Act, the Fund currently has a fundamental policy that, in effect, it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. Any change to such policy requires shareholder approval.

On December 17, 2024, Payson’s portfolio managers met with the Trustees and officers of the Trust to discuss changing the Fund’s diversification classification to non-diversified. At that meeting, the Fund’s portfolio managers articulated their primary rationale for requesting a change in the Fund’s classification from diversified to non-diversified: such reclassification would benefit the Fund and its shareholders by providing more flexibility to optimally implement the Fund’s principal investment strategies relative to the current diversified portfolio that the Fund holds.

The Board evaluated the recommendation of Payson to reclassify the Fund as non-diversified. The Board considered that historically the Fund has been “diversified” and thus been limited in its ability to invest in certain issuers. The Board considered that, as a non-diversified fund, it would be permitted to invest a greater percentage of assets in a single issuer or small group of issuers. The Board considered that a non-diversified fund may present a heightened degree of investment risk than a diversified fund, and considered that, notwithstanding the heightened risk, Payson believes that the ability to invest a greater percentage of Fund assets in the securities of a single issuer or a smaller number of issuers would benefit the Fund and its shareholders, including because market conditions have given rise to certain mega-cap issuers and being non-diversified would provide the Fund with greater flexibility to invest in such issuers when Payson believes it is in the Fund’s best interest to do so. Based on these and other relevant considerations, in the exercise of its fiduciary duties, the Board determined to recommend that shareholders approve the proposed reclassification of the Fund to non-diversified status. Accordingly, shareholders of the Fund are being asked to approve the reclassification of the Fund as a non-diversified fund.

If the change in the reclassification is approved, the Fund will operate as a non-diversified fund. As a non-diversified fund, the Fund could have larger positions in certain issuers than it could as a diversified fund. Such concentrated ownership will make the Fund more susceptible to the economic, business, political and other risks that adversely affect the issuers in which it has large positions. Accordingly, a non-diversified fund may involve more risk than a diversified fund.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the Proposal.

GENERAL INFORMATION

Solicitation of Proxies

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone by officers or employees of the Fund and the Adviser or by proxy soliciting firms retained by the Fund. The Fund has retained Okapi Partners, LLC (“Okapi” or “Solicitor”), at a cost of approximately $10,000, to provide printing and mailing services for the proxy statement as well as providing proxy tabulation services. The Adviser will bear the costs of preparing, printing and mailing the proxy statements and soliciting and tabulating proxies, as applicable.

As the Meeting approaches, the shareholders of the Fund may receive a call from a representative of Okapi if the Fund has not yet received their proxies. Authorization to permit Okapi to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the proxies of the shareholders are accurately determined. In all cases where a telephonic proxy is solicited, Okapi’s representatives are required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this proxy statement in the mail. If the shareholder solicited agrees with the information provided to Okapi, Okapi’s representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s votes on each proposal. Okapi’s representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. Okapi will record the shareholder’s proxy on the proxy card. Within 72 hours, a letter will be sent to the shareholder to confirm the shareholder’s vote. Should the shareholder’s proxy not be correctly reflected in the confirmation, shareholders should call the number listed on the confirmation.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, or if you currently receive a single copy of proxy statements or shareholder reports and would like to request to receive separate copies of documents in the future, please contact the Fund toll-free at (800) 805-8258 or write to the Fund at c/o Apex Fund Services, P.O. Box 588, Portland, Maine 04112.

Voting Proxies

Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways.

1.	You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope.

2.	You may vote by calling the telephone number included on the enclosed proxy card.

3.	You may vote by internet in accordance with the instructions noted on the enclosed proxy card.

Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum Required

A quorum must be present at the meeting for the transaction of business. Under the Trust’s Declaration of Trust, a quorum is defined as the presence, in person or by proxy, of one-third of the issued and outstanding shares of the Trust entitled to vote on a proposal. As of the Record Date, there were [•] Fund shares outstanding and entitled to vote on the matters to come before the Meeting.

Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for Proposal 1 and Proposal 2, abstentions and broker “non-votes” will be counted as present for purposes of determining whether a quorum is present at the Meeting, and will be counted as shares voted against the Proposals. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the event a beneficial owner has not provided voting instructions to a broker, the broker is not permitted to vote a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not be counted as present for purposes of determining a quorum. It is the Trust’s understanding that, due to the nature of each Proposal being a “non-routine” matter, there will not be any broker non-votes. Therefore, broker non-votes will have no effect on the vote on the Proposals.

Adjournment or Postponement

One or more adjournments or postponements of the Meeting may be made without notice other than an announcement at the Meeting. Any adjournment or postponement of the Meeting must be held within a reasonable time after the date set for the Meeting. Any adjournment or postponement of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned or postponed.

Required Vote

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the holders of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Legal Proceedings

The Board is not aware of any legal proceedings involving the Trustees or officers of the Trust to which such person has a material interest adverse to the Fund or the Trust, nor is the Board aware of any legal proceeding involving the Trustees or officers of the Trust that would be material to the evaluation of the ability or integrity of such person such that disclosure would be required.

INFORMATION ABOUT SEGALL BRYANT & HAMILL, LLC

Segall Bryant & Hamill, LLC is located at 10 S. Wacker, Chicago, IL 60606. As of December 31, 2024, SBH has approximately $28.5 billion in assets under management.

Information regarding the principal executive officers and directors of SBH and their principal occupations for the past five years is set forth below:

Name	Principal Occupation
Carolyn B. Goldhaber	President, SBH, May 2022 to present; Chief Financial Officer, SBH, June 2014 to May 2022
Paul A. Lythberg	Chief Operating Officer, SBH; Chief Compliance Officer, SBH, until March 2024
Jasper R. Frontz	Chief Compliance Officer, SBH, March 2024 to present; Chief Compliance Officer/SBH Funds, SBH, May 1, 2018 to March 2024;
Joan Washburn	Chief Financial Officer, SBH, May 2022 to present; Controller, SBH, June, 2018 to May 2022
Mark W. Rewey	Director of Business Development, SBH

The business address for each person listed, with the exception of Mr. Frontz, is 10 S. Wacker, Chicago, IL 60606. The business address for Mr. Frontz is 200 Clayton Street, 3rd Floor, Denver, Colorado 80206.

No officer or director of the Trust is an officer, employee, director, partner or shareholder of SBH, nor do they have any material interest in Payson or its affiliates.

Information regarding the parent entities of SBH and the basis of control is set forth below:

Parent Entity	Basis of Control
Corient Management LLC 830 Brickell Plaza, Suite 4800 Miami, FL 33131	Parent of SBH (wholly owned)

Corient Holdings, Inc. 830 Brickell Plaza, Suite 4800 Miami, FL 33131	Parent of Corient Management LLC (wholly owned)

CI Financial Corp. 15 York Street, Second Fl Toronto, Ontario M5J OA3	Parent of Corient Holdings, Inc. (wholly owned)

OTHER MATTERS

No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies and in accordance with their best judgment.

It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Lindsey Dorval, c/o Apex Fund Services, 190 Middle Street, Portland, Maine 04101, so as to be received a reasonable time before the proxy solicitation for the Meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the Federal securities laws and Delaware law.

The following table reflects the ownership of Fund shares by the Trustees and officers of the Trust as of the Record Date:

Name	Ownership in the Fund as of March 31, 2025
Independent Trustees
David Tucker	None
Mark D. Moyer	None
Jennifer Brown-Strabley	None
Interested Trustees
Karen Shaw(1)	None
Executive Officers
Zachary Tackett	None
Carlyn Edgar	None
Lindsey Dorval	None

(1)	Karen Shaw is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex and her role as Treasurer of the Trust.

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of a class of the Fund:

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
RELIANCE TRUST COMPANY FBO PAYSON CR PO BOX 570788 ATLANTA, GA 30357	[____]%	[____]%
Charles Schwab & Co., Inc. FBO Customers 211 Main Street San Francisco, CA 94105	[____]%	[____]%

*	Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund administration, fund accounting, and transfer agency services to the Fund and the Trust. Pursuant to a Services Agreement with the Trust, Apex also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. Foreside Fund Services, LLC (“Foreside”), located at 190 Middle Street, Suite 401, Portland, Maine 04101, serves as the Trust’s principal underwriter. Foreside is not affiliated with Apex or Payson.

During the most recently completed fiscal year ended March 31, 2025, no commissions were paid to any affiliated broker.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its annual and semi-annual reports to shareholders and Form N-CSR for the periods ended March 31, 2025 and September 30, 2025 (once available), respectively. To request a copy of such reports, please write to the Fund at Payson Total Return Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (800) 805-8258.

By Order of the Board of Trustees,

Zachary Tackett
President, Forum Funds

[July 31, 2025]

PROXY CARD

FORM OF PROXY	FORM OF PROXY

FORUM FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 23, 2025

190 MIDDLE STREET, PORTLAND, MAINE 04101

PAYSON TOTAL RETURN FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), a series of Forum Funds (the “Trust”), hereby appoints Zachary Tackett and Lindsey Dorval, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 23, 2025 at 10:00 a.m., Eastern Time, at the offices of the Fund’s administrator, Apex Fund Services, located at 190 Middle Street, Portland, Maine 04101, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 877-279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Forum2025 and follow the simple on- screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 23, 2025

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC (“SBH”) (the “New Agreement”).	☐	☐	☐

2.	To approve a change in the Fund’s diversification classification from diversified to non- diversified.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/FORUM

APPENDIX

FORUM FUNDS

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [    , 2025], by and between Forum Funds, a Delaware statutory trust, with its principal office and place of business at Three Canal Plaza, Portland, Maine 04101 (the “Trust”), and Segall Bryant & Hamill, LLC, a Delaware limited liability company, with its principal office and place of business at 10 South Wacker Drive, Suite 3100, Chicago, Illinois 60606 (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto, as may be amended from time to time, (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust hereby employs the Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets in the Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust shall deliver to the Adviser copies of: (i) the Trust’s Trust Instrument and Bylaws; (ii) the Trust’s Registration Statement and all amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar documents adopted by the Trust on behalf of the Fund under Rule 12b-1 of the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all written policies and procedures adopted by the Trust with respect to the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. In addition, the Trust shall deliver to the Adviser: (1) a certified copy of the resolutions of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act), appointing the Adviser and any subadviser and approving this Agreement and any subadvisory agreement; (2) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and each subadviser; (3) a copy of all proxy statements and related materials relating to the Fund; (4) a certified copy of the resolution of the Trust electing the officers of the Trust; and (5) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust will promptly furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (5) the Trust will provide only those amendments or supplements requested.

(c) The Adviser has delivered to the Trust (i) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”); (ii) a copy of its Certificate of Formation and Limited Liability Company Operating Agreement; (iii) a copy of its compliance manual adopted under Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”); and (iv) a copy of its Form ADV Part I and, if applicable, Form ADV Part II as filed with the SEC. The Adviser shall promptly furnish the Trust with all amendments of or supplements to any of the foregoing. The Adviser shall also deliver to the Trust any other documents, materials or information that the Trust shall reasonably request.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a) The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets and related liabilities on behalf of the Fund consistent with the Fund’s investment objectives, policies and restrictions. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting with respect to securities owned by the Fund (by proxy or otherwise), subject to such proxy voting policies as approved by the Board. The Adviser shall keep confidential the Fund’s holdings in accordance with the Fund’s policy concerning the disclosure of such holdings. The Adviser also will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, delayed or conditioned and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Adviser;

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may allocate brokerage on behalf of the Fund to one or more broker-dealers who provide research services. Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to any broker-dealer that provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the 1933 Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d) The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser will notify the Trust as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e) The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent, detect and correct violations of the federal securities laws as they relate to the Trust, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser will keep the Board and the Trust’s chief compliance officer (“CCO”) informed of the individual responsible for administering the policies and procedures of the Adviser adopted pursuant to Rule 206(4)-7 under the Advisers Act. As a service provider to the Trust, the Adviser shall cooperate fully with the CCO in the execution of the CCO’s responsibilities under Rule 38a-1 under the 1940 Act. The Adviser also shall provide, upon reasonable request, the CCO with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws. Upon the written request of the Trust, the Adviser shall permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code of Ethics.

(f) The Adviser will maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act and in accordance with the Advisers Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. The Adviser agrees that the books and records pertaining to the Trust and required to be maintained under the 1940 Act that are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g) The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h) The Adviser will provide the Trust and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Trust or the Fund’s custodian and fund accountant may reasonably require, including, but not limited to, information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided, however, that the Adviser shall not be deemed to be the pricing agent for the Fund.

(i) In the performance of its duties under this Agreement the Adviser will (i) satisfy its fiduciary duties to the Trust, (ii) monitor the Fund’s investments and (iii) comply with the provisions of the Trust’s Declaration of Trust and Bylaws, as amended from time to time, and the applicable tax and regulatory requirements. The Adviser will make its officers and employees available to the Trust from time to time at reasonable times to review investment policies of the Fund and to consult with regarding the investment affairs of the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the fifth business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser may reimburse expenses of the Fund or waive its fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time as may be specified in a separate written of agreement. The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month, if any, and the Adviser hereby authorizes the Trust, upon notice to the Adviser, to setoff any such payment against fees payable to the Adviser pursuant to Section 4(a) hereof.

(c) To the extent prohibited by law, no fee shall be payable hereunder with respect to that portion of Fund assets that are invested in any other account or fund for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

(d) The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including, but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters, except, in all such cases, expenses that are waived, assumed or agreed to be paid by the Adviser.

SECTION 5. STANDARD OF CARE; INDEMNITY

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund as of the date specified in Appendix A hereto following the approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act, by a vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness with respect to that Fund and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Trust with respect to a Fund, without payment of any penalty, if the Board, in its discretion and having due regard to the protection of investors, finds that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund or Funds as reasonably expected by an investment adviser registered under the Advisers Act.

(d) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 8. REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) will promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) will promptly notify the Trust of any material fact known to the Adviser respecting or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; (vii) will promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality. Notwithstanding the above, the Adviser acknowledges its fiduciary duties to the Fund, including its duties to make full and fair disclosure of all material facts to the Board, particularly where the Adviser’s interests conflict with the Fund’s interests.

SECTION 9. SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

SECTION 11. RIGHTS TO NAME

If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the terms “Payson” or “Corient” or “The Payson Total Return Fund” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12. MISCELLANEOUS

(a) Except as permitted by applicable law, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement. Words in the singular include the plural and in the plural include the singular. The words “including”, “includes”, “included” and “include”, when used, are deemed to be followed by the words “without limitation.” Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neutral forms. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and each other series of the Trust and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund or any other series of the Trust, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(n) The Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name that merely refers in accurate and factual terms to the Trust or Fund in connection with Adviser’s role hereunder or that is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld, delayed or conditioned.

(o) Reference to any law is deemed to include the rules and regulations promulgated under or related to the law and any regulatory interpretations or exemptive relief or judicial or similar holdings related to the law.

(p) The provisions of Sections 5, 6, 10, 11 and 12 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS

By:
Zachary Tackett
President

SEGALL BRYANT & HAMILL, LLC

By:
Name:
Title:

FORUM FUNDS

INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund	Effective Date
Payson Total Return Fund	0.60%	[ , 2025]